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                                                                   EXHIBIT 10.55


                         AMENDMENT NO. ONE TO THE LOAN
                             AND SECURITY AGREEMENT
           BOLLINGER INDUSTRIES, INC., BOLLINGER INDUSTRIES, L.P. and
                                   NBF, INC.

         This Amendment No. One To The Loan And Security Agreement (the "Amendment") is entered into as of the 30th day of January, 1997, by and between BOLLINGER INDUSTRIES, INC., a Delaware corporation ("Inc."), BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("L.P.") and NBF, INC., a Georgia corporation ("NBF"), jointly and severally, (collectively "Borrower"), with their chief executive office located at 222 West Airport Freeway, Irving, Texas 75062 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                     FACTS

         FACT ONE: Foothill and Borrower have previously entered into that certain Loan And Security Agreement, dated August 16, 1996 (the "Agreement").

         FACT TWO: Foothill and Borrower desire to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

         NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

         1. Section 1.1(g) of the Agreement is hereby amended in its entirety to read as follows: "(g) Accounts with respect to an Account Debtor whose total obligations owing to Borrower exceed ten percent (10%) of all Eligible Accounts (or, in the case of Service Merchandise and Dayton-Hudson, fifteen percent (15%)), to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, in the case of Wal-Mart or K-Mart, such percentage shall be seventy-five percent (75%) as to both combined from January 15, 1997 through March 31, 1997; and effective April 1, 1997, said percentage shall be:

         (i)  From March 1 - September 30       (i)  thirty percent (30%)
              of each year                           as to each

         (ii) From October 1 - February 28      (ii) seventy percent
              of each year                           (70%) as to both combined."

         2. The last sentence of Section 2.1(a) of the Agreement is hereby amended in its entirety to read as follows: "The advance rate of forty-seven percent (47%)





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against Eligible Inventory and Inventory In-transit shall be reduced by one percent (1%) on April 1, 1997 and by one percent (1%) on May 1, 1997."

         3. Effective February 14, 1997, Section 5.6 of the Agreement is hereby amended to reflect the new Chief Executive Office of Borrower to read as follows:

         "602 Fountain Parkway
         Grand Prairie, Texas 75050"

         4. Foothill shall charge Borrower's loan account an accommodation fee in the amount of Fifteen Thousand Dollars ($15,000.00) and a documentation fee in the amount of Eight Hundred Fifty Dollars ($850.00). Said fee shall be fully-earned, non-refundable, and due and payable on the date Borrower's loan account is charged.

         5. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

         IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.


FOOTHILL CAPITAL CORPORATION             BOLLINGER INDUSTRIES, L.P.

                                         By: Bollinger Operating Corp, its
                                             General Partner

By   /s/ LISA M. GONZALES                By  /s/ GLENN D. BOLLINGER
     -----------------------------           ---------------------------------
     Lisa M. Gonzales                        Glenn D. Bollinger

Its  Assistant Vice President            Its
     -----------------------------           ---------------------------------


                                         BOLLINGER INDUSTRIES, INC.

                                         By  /s/ GLENN D. BOLLINGER
                                             ---------------------------------
                                             Glenn D. Bollinger

                                         Its
                                             ---------------------------------


                                         NBF, INC.

                                         By  /s/ GLENN D. BOLLINGER
                                             ---------------------------------
                                             Glenn D. Bollinger

                                         Its
                                             ---------------------------------





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                          REAFFIRMATION OF GUARANTORS

By its acceptance below this ___ day of February, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                        BOLLINGER OPERATING CORP.,
                                        a Nevada corporation

                                        By  /s/ BOBBY D. BOLLINGER
                                            -----------------------------------
                                            Bobby D. Bollinger

                                        Its
                                            -----------------------------------

By its acceptance below this ___ day of February, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                        BOLLINGER HOLDING CORP.,
                                        a Delaware corporation


                                        By  /s/ BOBBY D. BOLLINGER
                                            -----------------------------------
                                            Bobby D. Bollinger

                                        Its
                                            -----------------------------------


By its acceptance below this ___ day of February, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                        BOLLINGER SPORT, INC.,
                                        a Texas corporation


                                        By  /s/ BOBBY D. BOLLINGER
                                            -----------------------------------
                                            Bobby D. Bollinger

                                        Its
                                            -----------------------------------




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By its acceptance below this ___ day of February, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                        C.G. PRODUCTS, INC.,
                                        a California corporation


                                        By  /s/ GLENN D. BOLLINGER
                                            -----------------------------------
                                            Glenn D. Bollinger

                                        Its
                                            -----------------------------------

By its acceptance below this ___ day of February, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                        TARBOX, INC.,
                                        a Texas corporation


                                        By  /s/ GLENN D. BOLLINGER
                                            -----------------------------------
                                            Glenn D. Bollinger

                                        Its
                                            -----------------------------------


By his acceptance below this ___ day of February, 1997, the undersigned guarantor hereby reaffirms his Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.


                                        /s/ GLENN D. BOLLINGER
                                        -----------------------------------
                                        Glenn D. Bollinger,
                                        an individual

By his acceptance below this ___ day of February, 1997, the undersigned guarantor hereby reaffirms his Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.


                                        /s/ BOBBY D. BOLLINGER
                                        -----------------------------------
                                        Bobby D. Bollinger,
                                        an individual





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